EXHIBIT 99.1

Know Labs Announces Executive Leadership Changes

and Confirms 2023 Outlook

SEATTLE – Jan. 27, 2023 – Know Labs, Inc. (NYSE American: KNW), an emerging developer of non-invasive medical diagnostic technology, today announced changes to its executive leadership team. The new structure will help the Company accelerate the development and delivery of its non-invasive medical diagnostics technology, Bio-RFIDTM, and better position Know Labs for long-term growth and shareholder value creation.

As announced, Ron Erickson, Founder and Chairman at Know Labs, was unanimously named Chief Executive Officer by the Company’s Board of Directors. Erickson has been with the Company and its predecessors for nearly 20 years. He brings 30 years of board, business development, financial and executive leadership experience across multiple industries.

Alongside Erickson, Dr. James Anderson continues as Know Labs’ Chief Medical Officer, leading all activities related to clinical development. Steve Kent continues as Know Labs’ Chief Product Officer, responsible for all initiatives related to product development. Know Labs’ Finance and Intellectual Property functions continue to be led by Pete Conley, Chief Financial Officer and SVP, Intellectual Property.

Three changes are being implemented in the executive leadership team:

Masanori King Takee was promoted to Chief Technology Officer. In his new role, Takee will continue to lead the company’s software engineering, artificial intelligence and machine learning activities. One of his primary goals is to reinforce Know Labs’ competencies in data science, which are critical for refinement of the Bio-RFID algorithm and delivery of a final product that can be used for clinical trials and the FDA clearance application. Takee joined Know Labs in 2018 as one of the company’s first employees and brings 20 years of experience creating software for technology and healthcare startups. Takee has been a founding team member of five startups, including Cequint, Dwango and TurboPatent, two of which remain operational today and three achieved a successful exit.

Jessica English joins the Know Labs team as Chief Marketing Officer. She will lead the company’s marketing and communications efforts in preparation for a commercial launch. English brings more than 15 years of experience leading brand, marketing and communications strategy for companies across a full range of life stages and industries, including Health Technology, SaaS, and Gaming. Previously, she was the Vice President of Brand at Oura, a leading health wearable technology company, where she created an identity, position and integrated marketing strategy, in addition to building the company’s standing in the scientific and research communities. Before Oura, English led the first brand marketing efforts for Dropbox and supported the company’s entrance into the public market. She most recently served as Vice President of Marketing at NZXT, a PC gaming hardware company, leading its entrance into new product categories and building a competitive position for the brand.

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Leo Trautwein, previously Know Labs’ Chief Marketing Officer, is now Chief Commercial Officer. Trautwein has made significant contributions to Know Labs across multiple functions in addition to marketing, such as corporate strategy, operations and regulatory. In his 25-year multi-disciplinary career, he has served as a strategy consultant, general manager and P&L leader with companies including Rivian Automotive during its early prototype and commercialization stages, as well as Jarden Corporation and Vista Outdoor, Inc. In his new capacity, Trautwein will work alongside Erickson on the day-to-day management of Know Labs to ensure the appropriate initiatives are being executed to bring Bio-RFID through FDA clearance and commercialization.

“I’m excited for 2023,” Erickson said. “These changes to our leadership team will allow us to accelerate our progress and collaborate more, while eliminating silos. I have strong trust in this team and believe each one of them can deliver what we need. I welcome Jess to the team and congratulate the others for their contributions and great work performed to date. We are a very collaborative team working toward a common objective, to transform the medical diagnostics industry, and I’m confident we can get there.

“Our most important goal for the year is to have our technology externally validated. We will achieve this through a heavy focus on data science and algorithm refinement, clinical development and trials, and partnerships with leading medical research institutions for additional data collection and accuracy validation,” continued Erickson.

In addition to these executive changes, Know Labs will continue to accelerate progress with world-class development partners in data science, sensor technology and hardware design, as well as bringing on a Technical and Scientific advisory board.

All executive team members report to Erickson and these changes are effective immediately. Know Labs will continue to provide updates on its progress. For more information on Know Labs and its leadership team, visit www.knowlabs.co.

About Know Labs, Inc.

Know Labs, Inc. is a public company whose shares trade on the NYSE American Exchange under the stock symbol “KNW.” The Company’s technology uses spectroscopy to direct electromagnetic energy through a substance or material to capture a unique molecular signature. The Company refers to its technology as Bio-RFID™. The Bio-RFID technology can be integrated into a variety of wearable, mobile or bench-top form factors. This patented and patent-pending technology makes it possible to effectively identify and monitor analytes that could only previously be performed by invasive and/or expensive and time-consuming lab-based tests. The first application of our Bio-RFID technology will be in a product marketed as a non-invasive glucose monitor. It will provide the user with real-time information on blood glucose levels. This product will require U.S. Food and Drug Administration clearance prior to its introduction to the market.

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Safe Harbor Statement

This release contains statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements appear in a number of places in this release and include all statements that are not statements of historical fact regarding the intent, belief or current expectations of Know Labs, Inc., its directors or its officers with respect to, among other things: (i) financing plans; (ii) trends affecting its financial condition or results of operations; (iii) growth strategy and operating strategy; and (iv) performance of products. You can identify these statements by the use of the words “may,” “will,” “could,” “should,” “would,” “plans,” “expects,” “anticipates,” “continue,” “estimate,” “project,” “intend,” “likely,” “forecast,” “probable,” “potential,” and similar expressions and variations thereof are intended to identify forward-looking statements. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, many of which are beyond Know Labs, Inc.’s ability to control, and actual results may differ materially from those projected in the forward-looking statements as a result of various factors. These risks and uncertainties also include such additional risk factors as are discussed in the Company’s filings with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended September 30, 2022, Forms 10-Q and 8-K, and in other filings we make with the Securities and Exchange Commission from time to time. These documents are available on the SEC Filings section of the Investor Relations section of our website at www.knowlabs.co. The Company cautions readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made.

For Know Labs Media Inquiries Contact:

Linhart PR

Kelly Brown

kbrown@linhartpr.com

Ph.  (303) 951-2552

Know Labs, Inc. Contact: Jordyn Hujar

jordyn@knowlabs.co

Ph. (206) 629-6414

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